ITI TECHNOLOGIES, INC.
                      LONG-TERM STOCK INCENTIVE PLAN (1992)
                    (AMENDED AND RESTATED AS OF MAY 8, 1996)


Section 1.   PURPOSE

         The purposes of the ITI Technologies, Inc. Long-Term Stock Incentive Plan (1992) (the "PLAN") are to promote the interests of ITI Technologies, Inc. and its shareholders by attracting and retaining executive personnel and other key employees of outstanding ability; and enabling such employees to participate in the long-term growth and financial success of ITI Technologies, Inc.

Section 2.   DEFINITIONS

         "AWARD" shall mean a grant or award under SECTION 6, 7 or 8 of the Plan, as evidenced in a written document delivered to a Participant as provided in SECTION 9(b).

         "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" shall mean the Compensation Committee of the Board of Directors and any sub-committee of the Compensation Committee designated by the Board of Directors and/or the Compensation Committee.

         "COMMON STOCK" or "STOCK" shall mean the Common Stock, $.01 par value, of the Corporation.

         "CORPORATION" shall mean ITI Technologies, Inc.

         "DESIGNATED BENEFICIARY" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

         "EMPLOYEE" shall mean any key employee of the Employer.

         "EMPLOYER" shall mean the Corporation and any Subsidiary.

         "FISCAL YEAR" shall mean the fiscal year of the Corporation.

         "OPTION" shall mean a stock option granted under SECTION 6 which is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

         "PARTICIPANT" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

         "RESTRICTION PERIOD" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Corporation.

         "RESTRICTED STOCK" shall mean shares of Common Stock contingently granted to a Participant under SECTION 7 of the Plan.

         "RESTRICTED STOCK UNIT" shall mean a unit contingently awarded under
SECTION 7 of the Plan.

         "STOCK APPRECIATION RIGHT" shall mean a right granted under SECTION 8.

         "SUBSIDIARY" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

Section 3.   ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more executive officers of the Corporation the power to make Awards to Participants who are not executive officers or directors of the Corporation provided the Committee shall fix the maximum amount of such Awards for the group and a maximum for any one Participant. The Committee's decisions shall be binding upon all persons, including the Corporation, stockholders, an Employer, Employees, Participants and Designated Beneficiaries.

Section 4.   ELIGIBILITY

         All Employees who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Corporation are eligible to be Participants in the Plan.

Section 5.   MAXIMUM AMOUNT AVAILABLE FOR AWARDS

         (a) The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 2,000,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation. In the event that (i) an Option expires or is terminated unexercised as to any shares of Common Stock covered thereby; or (ii) any Award in respect of shares is canceled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan.

         (b) In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan; (ii) the number and kind of shares subject to outstanding Options and other Awards; and (iii) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant or a person who has an outstanding Option or other Award; provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

Section 6.   STOCK OPTIONS

         (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

         (b) OPTION PRICE. The Committee shall establish the option price at the time each Option is granted.

         (c) EXERCISE.

              (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

              (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such option price.

Section 7.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

         (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restriction Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Restriction Period shall consist of at least one (1) year (which may be shortened or waived by the Committee at any time in its discretion) with respect to one (1) or more Participants or Awards outstanding.

         (b) Restricted Stock Units and shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restriction Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restriction Period, the Corporation shall deliver such certificates to the Participant or the Participant's legal representative. Payment for Restricted Stock Units shall be made by the Corporation in cash or shares of Common Stock, as determined at the sole discretion of the Committee.

Section 8.   STOCK APPRECIATION RIGHTS

         The Committee may, with sole and complete authority, grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six (6) months after grant, shall not be exercisable after the expiration of ten (10) years from the date of grant and shall have an exercise price of not less than one hundred percent (100%) of the fair market value of the Common Stock on the close of business on the date of grant ("FAIR MARKET VALUE"). A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount of cash equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right (or such other date specified by the Committee at the time of grant) over the exercise price thereof.

Section 9.   GENERAL PROVISIONS

         (a) WITHHOLDING. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

         (b) AWARDS. Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including, but not limited to, the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Corporation.

         (c) NONTRANSFERABILITY. No Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

         (d) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to any Award.

         (e) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

         (f) CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of New York, regardless of the law that might be applied under applicable principles of conflicts of laws.

         (g) EFFECTIVE DATE. Subject to the approval of the stockholders of the Corporation, the Plan shall be effective on May 11, 1992. No Options or Awards may be granted under the Plan after May 10, 2002.

         (h) AMENDMENT OF AWARD; AMENDMENT OF THE PLAN.

              (1) The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation (i) to change the date or dates as of which (A) an Option becomes exercisable; (B) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

              (2) The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations.

         (i) NOTICE OF EXERCISE. Prior to the receipt of any shares of Common Stock in connection with any Award hereunder, the Participant will execute and deliver to the Corporation a Notice of Exercise of Stock Option in the form, and containing such terms and conditions, as shall be determined by the Committee.